Exhibit 99.23

AMENDED AND RESTATED

BY-LAWS

OF

EBIOCARE.COM, INC.

(a Delaware corporation)

ARTICLE I

Section 1.1     Offices

The registered office of the Corporation in the State of Delaware shall be located at Corporation Services Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808. The Corporation may establish or discontinue, from time to time, such other offices within or without the State of Delaware as may be deemed proper for the conduct of the Corporation’s business.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 2.1     Place of Meetings

All meetings of stockholders shall be held at such place or places, within or without the State of Delaware, as may from time to time be fixed by the Board of Directors, or as shall be specified in the respective notices, or waivers of notice, thereof.

Section 2.2     Annual Meetings

The annual meeting of stockholders for the election of Directors and the transaction of other business shall be held on such date and at such place as may be designated by the Board of Directors.  At each annual meeting the stockholders entitled to vote shall elect a Board of Directors and may transact such other proper business as may come before the meeting.  To be properly brought before an annual meeting of stockholders, business must be (1) specified in the notice of the meeting, (2) directed to be brought before the meeting by the Board of Directors or (3) proposed at the meeting by a stockholder who (i) was a stockholder of record at the time of giving of notice provided in these By-laws, (ii) is entitled to vote at the meeting, and (iii) gives prior notice on the matter, which must otherwise be a proper matter for stockholder action, in the manner herein provided.  For business to be properly brought before an annual meeting by a stockholder, the stockholder must give written notice to the secretary of the Corporation so as to be received at the principal executive offices of the Corporation at least 60 days before the date that is one year after the prior year’s annual meeting.  Such notice shall set forth (1) the name and record address of the stockholder and of the beneficial owner, if any, on whose behalf the proposal will be made, (2) the class and number of shares of the Corporation owned by the stockholders and beneficially owned by the beneficial owner, if any, on whose behalf the proposal will be made, (3) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business and (4) any material interest in such business.  The Chairman of the meeting may refuse to acknowledge any proposed business not made in compliance with the foregoing procedure.

Section 2.3     List of Stockholders

 It shall be the duty of the Secretary or other Officer of the Corporation who shall have charge of the stock ledger and to prepare and make, at least ten days before every meeting of the stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in his name.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held.  The list shall be kept and produced at the time and place of the meeting during the whole time thereof and subject to the inspection of any stockholder who may be present.  The original or duplicate ledger shall be the only evidence as to who are the stockholders entitled to examine such list or the books of the Corporation or to vote in person or by proxy at such meeting.

Section 2.4     Quorum

At each meeting of the stockholders, the holders of record of a majority of the issued and outstanding stock of the Corporation entitled to vote at such meeting, present in person or by proxy, shall constitute a quorum for the transaction of business, except where otherwise provided by law, the Certificate of Incorporation or these By-laws.  In the absence of a quorum, any Officer entitled to preside at, or act as Secretary of, such meeting shall have the power to adjourn the meeting from time to time until a quorum shall be constituted.

Section 2.5     Voting

Every stockholder of record who is entitled to vote shall at every meeting of the stockholder be entitled to one vote for each share of stock held by him on the record date; except, however, that shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held by the Corporation, shall neither be entitled to vote nor counted for quorum purposes.  Nothing in this Section shall be construed as limiting the right of the Corporation to vote its own stock held by it in a fiduciary capacity.  At all meetings of the stockholders, a quorum being present, all matters shall be decided by majority vote of the shares of stock entitled to vote held by stockholders present in person or by proxy, except as otherwise required by law or the Certificate of Incorporation.  Unless demanded by a stockholder of the Corporation present in person or by proxy at any meeting of the stockholders and entitled to vote thereat or so directed by the chairman of the meeting or required by law, the vote thereat on any question need not be by written ballot.  On a vote by written ballot, each ballot shall be signed by the stockholder voting, or in his name by his proxy, if there be such proxy, and shall state the number of shares voted by him and the number of votes to which each share is entitled.

Section 2.6     Proxies

Each stockholder entitled to vote at a meeting of stockholders or to express consent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy.  A proxy acting for any stockholder shall be duly appointed by an instrument in writing subscribed by such stockholder.  No proxy shall be valid after the expiration of three years from the date thereof unless the proxy provides for a longer period.

Section 2.7     Action Without a Meeting

Subject to the Certificate of Incorporation of the Corporation, any action required to be taken at any annual or special meeting of stockholders or any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing setting forth the action so taken shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE III

BOARD OF DIRECTORS

Section 3.1     Powers

The business and affairs of the Corporation shall be managed under the direction of the Board of Directors.

Section 3.2     Election and Term

Except as otherwise provided by law, Directors shall be elected at the annual meeting of stockholders and shall hold office until the next annual meeting of stockholders and until their successors are elected and qualify, or until they sooner die, resign or are removed.  At each annual meeting of the stockholders, at which a quorum is present, the persons receiving a plurality of the votes cast shall be the Directors.  Acceptance of the office of Director may be expressed orally or in writing, and attendance at the organization meeting shall constitute such acceptance.

Section 3.3     Number

The number of Directors shall be such number as shall be determined from time to time by the Board of Directors and initially shall be two.

Section 3.4     Quorum and Manner of Acting

Unless otherwise provided by law, the presence of 50% of the whole Board of Directors shall be necessary to constitute a quorum for the transaction of business.  In the absence of a quorum, a majority of the Directors present may adjourn the meeting from time to time until a quorum shall be present.  Notice of any adjournment meeting need not be given.  At all meetings of Directors, a quorum being present, all matters shall be decided by the affirmative vote of a majority of the Directors present, except as otherwise required by law.  The Board of Directors may hold its meetings at such place or places within or without the State of Delaware as the Board of Directors may from time to time determine or as shall be specified in the respective notices, or waivers of notice, thereof.

Section 3.5     Organizational Meeting

Immediately after each annual meeting of stockholders for the election of the Directors the Board of Directors shall meet at the place of the annual meeting of stockholders for the purpose of organization, the election of Officers and the transaction of other business.  Notice of such meeting need not be given.  If such meeting is held at any other time or place, notice thereof must be given as hereinafter provided for special meetings of the Board of Directors, subject to the execution of a waiver of the notice thereof signed by, or the attendance at such meeting of, all Directors who may not have received such notice.

Section 3.6     Regular Meetings

Regular meetings of the Board of Directors may be held at such place, within or without the State of Delaware, as shall from time to time be determined by the Board of Directors.  After there has been such determination, and notice thereof has been once given to each member of the Board of Directors as hereinafter provided for special meetings, regular meetings may be held without further notice being given.

Section 3.7     Special Meetings; Notice

Special meetings of the Board of Directors shall be held whenever called by the Chairman of the Board, if any, the Chief Executive Officer or by a majority of the Directors.  Notice of each such meeting shall be mailed to each Director, addressed to him at his residence or usual place of business, at least five days before the date on which the meeting is to be held, or shall be sent to him at such place by telex, facsimile or e-mail, or be delivered personally or by telephone, not later than the day before the day on which such meeting is to be held.  Each such notice shall state the time and place of the meeting and, as may be required, the purposes thereof.  Notice of any meeting of the Board of Directors need not be given to any Director if he shall sign a written waiver thereof either before or after the time stated therein for such meeting, or if he shall be present at the meeting.  Unless limited by law, the Certificate of Incorporation, these By-laws or the terms of the notice thereof, any and all business may be transacted at any meeting without the notice thereof having specifically identified the matters to be acted upon.

Section 3.8     Removal of Directors

Any Director or the entire Board of Directors may be removed, with or without cause, at any time, by action of the holders of record of the majority of the issued and outstanding stock of the Corporation (a) present in person or by proxy at a meeting of holders of such stock and entitled to vote thereon or (b) by a consent in writing in the manner contemplated in Section 2.7 of Article II, and the vacancy or vacancies in the Board of Directors caused by any such removal may be filled by action of such a majority at such meeting or at any subsequent meeting or by consent.

Section 3.9     Resignations

Any Director of the Corporation may resign at any time by giving written notice to the Chairman of the Board, if any, the Chief Executive Officer or the Secretary of the Corporation. The resignation of any Director shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 3.10   Vacancies

Any newly created directorships and vacancies occurring in the Board by reason of death, resignation, retirement, disqualification or removal, with or without cause, may be filled by the action of the holders of record of the majority of the issued and outstanding stock of the Corporation (a) present in person or by proxy at a meeting of holders of such stock and entitled to vote thereon or (b) by a consent in writing in the manner contemplated in Section 2.7 of Article II. The Director so chosen, whether selected to fill a vacancy or elected to a new directorship, shall hold office until the next meeting of stockholders at which the election of Directors is in the regular order of business, and until his successor has been elected and qualifies, or until he sooner dies, resigns or is removed.

Section 3.11   Compensation of Directors

Directors, as such, shall not receive any stated salary for their services, but, by resolution of the Board, a specific sum fixed by the Board plus expenses may be allowed for attendance at each regular or special meeting of the Board; provided, however, that nothing herein contained shall be construed to preclude any Director from serving the Corporation or any parent or subsidiary corporation thereof in any other capacity and receiving compensation therefor.

Section 3.12   Action Without a Meeting

Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if a written consent thereto is signed by all members of the Board, and such written consent is filed with the minutes or proceedings of the Board.

Section 3.13   Telephonic Participation in Meetings

Members of the Board of Directors may participate in a meeting of the Board by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

Section 3.14   Committees; Committee Rules

(a)           The Board of Directors may designate one or more committees, each committee to consist of one or more of the Directors of the Corporation. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.  Any such committee, to the extent provided in the resolution of the Board of Directors or in these By-laws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters: (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by law to be submitted to stockholders for approval, (ii) adopting, amending or repealing these By-laws or (iii) removing or indemnifying Directors.

(b)           Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may adopt, amend and repeal rules for the conduct of its business. In the absence of a provision by the Board of Directors or a provision in the rules of such committee to the contrary, a majority of the entire authorized number of members of such committee shall constitute a quorum for the transaction of business, the vote of a majority of the members present at a meeting at the time of such vote if a quorum is then present shall be the act of such committee, and in other respects each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article III of these By-laws.

ARTICLE IV

OFFICERS

Section 4.1     Principal Officers

The principal Officers of the Corporation shall consist of a Chairman of the Board (if one is elected by the Board), a Chief Executive Officer, a Chief Financial Officer, a Secretary and such other Officers and agents as may, from time to time, be elected or appointed by the Board of Directors.  Any number of offices may be held by the same person.

Section 4.2     Election and Term of Office

The principal Officers of the Corporation shall be elected annually by the Board of Directors at the organization meeting thereof. Each such Officer shall hold office until his successor shall have been elected and shall qualify, or until his earlier death, resignation or removal.

Section 4.3     Other Officers

In addition, the Board may elect, or the Chairman of the Board, if any, may appoint, such other Officers as they deem fit. Any such other Officers chosen by the Board of Directors shall be subordinate Officers and shall hold office for such period, have such authority and perform such duties as the Board of Directors or the Chairman of the Board, if any, may from time to time determine.

Section 4.4     Removal

Any Officer may be removed, either with or without cause, at any time, by resolution adopted by the Board of Directors at any regular meeting of the Board, or at any special meeting of the Board called for that purpose, at which a quorum is present.

Section 4.5     Resignations

Any Officer may resign at any time by giving written notice to the Chairman of the Board, if any, the Secretary or the Board of Directors. Any such resignation shall take effect upon receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 4.6     Vacancies

A vacancy in any office may be filled for the unexpired portion of the term in the manner prescribed in these By-laws for election or appointment to such office for such term.

Section 4.7     Chairman of the Board

The Chairman of the Board of Directors, if one be elected, shall preside if present at all meetings of the Board of Directors, and he shall have and perform such other duties as from time to time may be assigned to him by the Board of Directors.

Section 4.8     Chief Executive Officer

The Chief Executive Officer shall have general active management of the business of the Corporation.  In the absences of the Chairman of the Board, he shall preside at all meetings of the stockholders and Directors.  He shall see that all orders and resolutions of the Board of Directors are carried into effect.  He shall execute and deliver, in the name of the Corporation, any deeds, mortgages, bonds, contracts or other instruments pertaining to the business of the Corporation unless the authority to execute and deliver is required by law to be exercised by another person or is expressly delegated by the Certificate of Incorporation or By-laws by the Board of Directors to some other Officer or agent of the

Corporation. He shall maintain records of and, whenever necessary, certify all proceedings of the Board of Directors and the stockholders, and in general, shall perform all duties usually incident to the office of the Chief Executive Officer.  He shall have such other duties as may, from time to time, be prescribed by the Board of Directors.

Section 4.9     Chief Financial Officer

The Chief Financial Officer shall keep accurate financial records for the Corporation.  He shall deposit all moneys, drafts and checks in the name of, and to the credit of, the Corporation in such banks and depositories as the Board of Directors shall, from time to time, designate.  He shall have power to endorse for deposit all notes, checks and drafts received by the Corporation.  He shall disburse the funds of the Corporation, as ordered by the Board of Directors, making proper vouchers therefore.  He shall render to the Chief Executive Officer and the Directors, whenever requested, an account of all his transactions as Chief Financial Officer and of the financial condition of the Corporation, and shall perform such other duties as may, from time to time, be prescribed by the Board of Directors or by the Chief Executive Officer.

Section 4.10   Secretary

The Secretary, shall act as secretary at all meetings of the Board of Directors and of the stockholders and keep the minutes thereof in a book or books to be provided for that purpose; he shall see that all notices required to be given by the Corporation are duly given and served; he shall have charge of the stock records of the Corporation; he shall see that all reports, statements and other documents required by law are properly kept and filed; and in general he shall perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Chief Executive Officer or the Board of Directors. The Secretary shall, in his absence or in any instance in which he deems it necessary, have the ability to use assistants in the discharge of his powers and duties.

Section 4.11   Salaries

The salaries of the principal Officers shall be fixed from time to time by the Board of Directors, and the salaries of any other Officers may be fixed by the Chief Executive Officer.

ARTICLE V

INDEMNIFICATION OF OFFICERS AND DIRECTORS

Section 5.1     Right of Indemnification

Every person now or hereafter serving as a Director or Officer of the Corporation and every such Director or Officer serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Corporation in accordance with and to the fullest extent permitted by law for the defense of, or in connection with, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

Section 5.2     Expenses

Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of such Director or Officer to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in this Article V.

Section 5.3     Other Rights of Indemnification

The right of indemnification herein provided shall not be deemed exclusive of any other rights to which any such Director or Officer may now or hereafter be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director or Officer and shall inure to the benefit of the heirs, executors and administrators of such person.

ARTICLE VI

SHARES AND THEIR TRANSFERS

Section 6.1     Certificate for Stock

Every stockholder of the Corporation shall be entitled to a certificate or certificates, to be in such form as the Board of Directors shall prescribe, certifying the number of shares of the capital stock of the Corporation owned by him. No certificate shall be issued for partly paid shares.

Section 6.2     Stock Certificate Signature

The certificates for such stock shall be numbered in the order in which they shall be issued and shall be signed by the Chairman of the Board, if any, or the Chief Executive Officer and by the Secretary or an Assistant Secretary or Chief Financial Officer of the Corporation, and its seal shall be affixed thereto. If such certificate is countersigned (1) by a transfer agent other than the Corporation or its employee, or, (2) by a registrar other than the Corporation or its employee, the signatures of such Officers of the Corporation may be facsimiles. In case any Officer of the Corporation who has signed, or whose facsimile signature has been placed upon, any such certificate shall have ceased to be such Officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of issue.

Section 6.3     Stock Ledger

A record shall be kept by the Secretary or by any other officer, employee or agent designated by the Board of Directors of the name of each person, firm or corporation holding capital stock of the Corporation, the number of shares represented by, and the respective dates of, each certificate for such capital stock, and in case of cancellation of any such certificate, the respective dates of cancellation.

Section 6.4     Cancellation

Every certificate surrendered to the Corporation for exchange or registration of transfer shall be canceled, and no new certificate or certificates shall be issued in exchange for any existing certificate until such existing certificate shall have been so canceled, except, subject to Section 7 of this Article VI, in cases provided for by applicable law.

Section 6.5     Registrations of Transfers of Stock

Registrations of transfers of shares of the capital stock of the Corporation shall be made on the books of the Corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation or with a transfer clerk or a transfer agent appointed as in Section 6 of this Article VI provided, and on surrender of the certificate or certificates for such shares properly endorsed and the payment of all taxes thereon. The person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation; provided, however, that whenever any transfer of shares shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer if, when the certificates are presented to the Corporation for transfer, both the transferor and the transferee request the Corporation to do so.

Section 6.6     Regulations

The Board of Directors may make such rules and regulations as it may deem expedient, not inconsistent with the Certificate of Incorporation or these By-laws, concerning the issue, transfer and registration of certificates for shares of the stock of the Corporation. It may appoint, or authorize any principal officer or officers to appoint, one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates of stock to bear the signature or signatures of any of them.

Section 6.7     Lost, Stolen, Destroyed or Mutilated Certificates

Before any certificates for stock of the Corporation shall be issued in exchange for certificates which shall become mutilated or shall be lost, stolen or destroyed, proper evidence of such loss, theft, mutilation or destruction shall be procured for the Board of Directors, if it so requires.

Section 6.8     Record Dates

For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a date as a record date for any such determination of stockholders. Such record date shall not be more than sixty or less than ten days before the date of such meeting, or more than sixty days prior to any other action.

ARTICLE VII

MISCELLANEOUS PROVISIONS

Section 7.1     Corporate Seal

The Board of Directors shall provide a corporate seal, which shall be in such form as the Board of Directors may decide. The Secretary shall be the custodian of the seal. The Board of Directors may authorize a duplicate seal to be kept and used by any other Officer.

Section 7.2     Voting of Stocks Owned by the Corporation

The Board of Directors may authorize any person on behalf of the Corporation to attend, vote and grant proxies to be used at any meeting of stockholders of any corporation (except the Corporation) in which the Corporation may hold stock.

Section 7.3     Dividends

Subject to the provisions of the Certificate of Incorporation, the Board of Directors may, out of funds legally available therefor, at any regular or special meeting declare dividends upon the capital stock of the Corporation as and when they deem expedient. Before declaring any dividend there may be set apart out of any funds of the Corporation available for dividends such sum or sums as the Directors from time to time in their discretion deem proper for working capital or as a reserve fund to meet contingencies or for equalizing dividends or for such other purposes as the Board of Directors shall deem conducive to the interests of the Corporation.

ARTICLE VIII

AMENDMENTS

Section 8.1     Majority Vote

These By-laws of the Corporation may be altered, amended or repealed by the Board of Directors at any regular or special meeting of the Board of Directors or by the affirmative vote of the holders of record of a majority of the issued and outstanding stock of the Corporation (i) present in person or by proxy at a meeting of holders of such stock and entitled to vote thereon, or (ii) by a consent in writing in the manner contemplated in Section 2.7 of Article II provided, however, that notice of the proposed alteration, amendment or repeal is contained in the notice of such meeting. By-laws, whether made or altered by the stockholders or by the Board of Directors, shall be subject to alteration or repeal by the stockholders as in this Article VIII above provided.

Section 8.2     Super Majority Vote

Notwithstanding Section 8.1, whenever the Certificate of Incorporation of the Corporation or these By-laws shall require for action by the Board of Directors, by the holders of any class or series of shares or by the holders of any other securities having supermajority voting power, the provisions of the Certificate of Incorporation and these By-laws requiring such supermajority vote shall not be altered, amended or repealed except by such supermajority vote.